UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2011

LIGAND PHARMACEUTICALS INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-33093	77-0160744
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11085 North Torrey Pines Road, Suite 300, La Jolla, California 92037

(Address of principal executive offices) (Zip Code)

(858) 550-7500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously announced, on March 31, 2011, Ligand Pharmaceuticals Incorporated (“Ligand”) entered into a Loan and Security Agreement (the “Square 1 Loan and Security Agreement”) with Square 1 Bank (“Square 1”). The Square 1 Loan and Security Agreement established a cash-collateralized revolving line of credit facility under which Square 1 shall loan up to $5,000,000 to Ligand; Ligand immediately borrowed the full $5,000,000. All outstanding amounts under the Square 1 Loan and Security Agreement bear interest at a floating rate equal to 200 basis points above the prime rate. Interest is payable on a monthly basis. The maturity date of the revolving line of credit facility is March 29, 2012.

On April 29, 2011, Ligand and Square 1 entered into a First Amendment to Loan and Security Agreement (the “Square 1 First Amendment to Loan and Security Agreement”). The Square 1 First Amendment to Loan and Security Agreement increased the Loan and Security Agreement’s cash-collateralized revolving line of credit facility from $5,000,000 to $10,000,000; Ligand immediately borrowed the full additionally-authorized $5,000,000. The Square 1 First Amendment to Loan and Security Agreement did not change the interest rate, interest payment schedule and maturity date established in the Square 1 Loan and Security Agreement.

In addition, as previously announced, on January 24, 2011, Ligand and certain of its subsidiaries entered into a Loan and Security Agreement (the “Oxford Loan and Security Agreement”) with Oxford Finance Corporation. The Oxford Loan and Security Agreement provided for Oxford Finance Corporation to make a $20,000,000 term loan to Ligand, and Ligand immediately borrowed the $20,000,000. Express exceptions within the Oxford Loan and Security Agreement anticipated and permitted the Square 1 Loan and Security Agreement and Ligand’s borrowing and cash-collateralization of $5,000,000 thereunder.

On April 29, 2011, Ligand and Oxford Finance LLC (as successor in interest to Oxford Finance Corporation) entered into a First Amendment to Loan and Security Agreement (the “Oxford First Amendment to Loan and Security Agreement”). Among other things, the Oxford First Amendment to Loan and Security Agreement amended the express exceptions within the Oxford Loan and Security Agreement and, as amended, permitted the Square 1 First Amendment to Loan and Security Agreement and Ligand’s borrowing and cash-collateralization of a total of $10,000,000 thereunder. The Oxford First Amendment to Loan and Security Agreement did not change the (Oxford) loan amount, interest rate, interest payment schedule and maturity date established in the Oxford Loan and Security Agreement.

The foregoing summary of the material terms of the Square 1 First Amendment to Loan and Security Agreement and the Oxford First Amendment to Loan and Security Agreement does not purport to be complete and is qualified in its entirety by reference to the Square 1 First Amendment to Loan and Security Agreement and the Oxford First Amendment to Loan and Security Agreement, copies of which are filed as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above regarding the Square 1 First Amendment to Loan and Security Agreement and the related additional borrowing are incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is attached to this Current Report on Form 8-K:

Exhibit No.	Description

10.1	First Amendment to Loan and Security Agreement, by and between Ligand Pharmaceuticals Incorporated and Square 1 Bank, dated April 29, 2011

10.2	First Amendment to Loan and Security Agreement, by and between Ligand Pharmaceuticals Incorporated and Oxford Finance LLC, dated April 29, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED
Date: April 29, 2011
	By:	/s/ Charles S. Berkman
	Name:	Charles S. Berkman
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Loan and Security Agreement, by and between Ligand Pharmaceuticals Incorporated and Square 1 Bank, dated April 29, 2011

10.2	First Amendment to Loan and Security Agreement, by and between Ligand Pharmaceuticals Incorporated and Oxford Finance LLC, dated April 29, 2011